UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): December 30, 1997


                               ___________________

                          Commission File No. 33-10122

                               ___________________


                        POLARIS AIRCRAFT INCOME FUND III,
                        A California Limited Partnership


                        State of Organization: California
                   IRS Employer Identification No. 94-3023671
         201 Mission Street, 27th Floor, San Francisco, California 94105
                           Telephone - (415) 284-7400

















                       This document consists of 3 pages.


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Item 5.  Other Events.

Prepayment of Promissory Note

On December 30, 1997, Polaris Aircraft Income Fund III, (the "Partnership") received $9,618,278 from Triton Aviation Services III LLC ("Triton") as prepayment in full of its outstanding note receivable and interest earned by the Partnership to December 30, 1997.

As soon as  practicable, Polaris Investment Management Corporation
(the "General Partner") will evaluate the Partnership's anticipated expenses and contingencies to determine an appropriate level of cash reserves to be retained by the Partnership and the timing for distribution of all or a portion of the Triton prepayment proceeds. The Partnership anticipates making a special distribution to partners by February 28, 1998.





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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        POLARIS AIRCRAFT INCOME FUND III
                                        (Registrant)
                                        By: Polaris Investment
                                            Management Corporation,
                                            General Partner




   December 31, 1997                        By: /S/Marc A. Meiches
-----------------------                         ------------------
                                                Marc A. Meiches
                                                Chief Financial Officer
                                                (principal financial officer and
                                                principal accounting officer of
                                                Polaris  Investment Management
                                                Corporation, General Partner of
                                                the Registrant)



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